METROPOLITAN WEST FUNDS
                               Class M
                               Class I


                    SUPPLEMENT DATED March 23, 2006
                          TO THE PROSPECTUS
                         DATED JULY 31, 2005


FOR CURRENT AND PROSPECTIVE INVESTORS IN THE HIGH YIELD BOND FUND

This supplement replaces relevant information about this Fund contained in the Class M and Class I Prospectuses on page 30.

Effective March 6, 2006, Jamie Farnham has replaced Mark Unferth as one of the portfolio managers managing the High Yield Bond Fund. Background information about Mr. Farnham already appears on that page. Stephen Kane, Laird Landmann, David Lippman, and Gino Nucci remain as portfolio
Managers on the High Yield Bond Fund.



                 INVESTORS SHOULD RETAIN THIS SUPPLEMENT
               WITH THEIR PROSPECTUS FOR FUTURE REFERENCE.